                                                                   EXHIBIT 99.1

                              LETTER OF TRANSMITTAL

                           NORCAL WASTE SYSTEMS, INC.

                            Offer for all Outstanding
                     12 1/2% Series A Senior Notes due 2005
                                (the "Old Notes")
                                 In Exchange For
                     12 1/2% Series B Senior Notes due 2005
           which have been registered under the Securities Act of 1933
                                (the "New Notes")
                    Pursuant to the Prospectus, dated , 1996.

- --------------------------------------------------------------------------------

THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON            ,
1996 OR SUCH LATER DATE AND TIME TO WHICH THE EXCHANGE OFFER MAY BE EXTENDED (THE "EXPIRATION DATE"). TENDERS MAY BE WITHDRAWN PRIOR TO THE EXPIRATION DATE.

- --------------------------------------------------------------------------------

                      To: IBJ Schroder Bank & Trust Company

By Registered or Certified Mail:               By Overnight Delivery or Hand:

IBJ Schroder Bank & Trust Company             IBJ Schroder Bank & Trust Company
Attention:  Reorganization Department       Attention: Reorganization Department
          P.O. Box 84                                 One State Street
     Bowling Green Station                      Securities Processing Window
New York, New York  10274-0084                           Floor SC-1
                                                  New York, New York 10004


                                  By Facsimile:
                                 (212) 858-2611

                           Attention: Customer Service

                              Confirm by Telephone:
                                 (212) 858-2103

     DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET
      FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE OTHER THAN
            AS SET FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY.

                  PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL
                    CAREFULLY BEFORE COMPLETING ANY BOX BELOW

                            ------------------------

         For any questions regarding this Letter of Transmittal or for any additional information, you may contact the Exchange Agent by telephone at 212/858-2103 or by facsimile at 212/858-2611.

         List below the Old Notes to which this Letter of Transmittal relates. If the space provided below is inadequate, the certificate numbers and principal amount of Old Notes should be listed on a separate schedule affixed hereto.

- ----------------------------------------------------------------------------------------------------------------------
            DESCRIPTION OF OLD NOTES                         (1)                   (2)                   (3)
- ----------------------------------------------------------------------------------------------------------------------
Name(s) and Address(es) of Registered Holder(s)          Certificate            Principal         Principal Amount
exactly as name(s) appear(s) on Note Certificate(s)      Number(s)*             Amount of           of Old Notes
   (Please fill in, if blank)                                                   Old Notes             Tendered
                                                                                                 (if less than all)**
                                                  --------------------------------------------------------------------

                                                  --------------------------------------------------------------------

                                                  --------------------------------------------------------------------

                                                  --------------------------------------------------------------------

                                                  --------------------------------------------------------------------
                                      Total
- ----------------------------------------------------------------------------------------------------------------------

* Need not be completed if Old Notes are being tendered by book-entry transfer.
** Unless otherwise indicated in this column, a holder will be deemed to have tendered ALL of the Old Notes represented by the Old Notes indicated in column 2. See instruction 2. Old Notes tendered hereby must be in denominations of principal amount of $1,000 or any integral multiple thereof. See instruction 1.

         If the undersigned is not a broker-dealer, the undesigned represents that it is not engaged in, and does not intend to engage in, a distribution of New Notes. If the undersigned is a broker-dealer that will receive New Notes for its own account in exchange for Old Notes that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus in connection with any resale of such New Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

               PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

         Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Company the aggregate principal amount of Old Notes indicated above. Subject to, and effective upon, the acceptance for exchange of the Old Notes tendered hereby, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to such Old Notes as are being tendered hereby.

         The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Old Notes tendered hereby and that the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim when the same are accepted by the Company. The undersigned will, upon request, execute and deliver any additional documents deemed by the Company or the Exchange Agent to be necessary or desirable to complete the sale, assignment and transfer of the Old Notes tendered hereby.

         The undersigned also acknowledges that this Exchange Offer is being made in reliance on an interpretation by the staff of the Securities and Exchange Commission (the "Staff") as set forth in certain interpretive letters addressed to third parties in other transactions. The undersigned acknowledges that, based on these interpretations by the Staff, the New Notes issued in exchange for the Old Notes pursuant to the Exchange Offer may be offered for resale, resold and otherwise transferred by holders thereof (other than (i) any such holder that is an "affiliate" of the Company within the meaning of Rule 405 under the Securities Act of 1933, as amended (the "Securities Act") or (ii) any broker-dealer that purchases Notes from the

Company to resell pursuant to Rule 144A under the Securities Act ("Rule 144A") or any other available exemption) without compliance with the registration and prospectus delivery requirements of the Securities Act, provided that such New Notes are acquired in the ordinary course of such holders' business and such holders are not participating, and have no arrangement or understanding with any person to participate, in a distribution (within the meaning of the Securities
Act) of such New Notes. The undersigned acknowledges that any holder of Old Notes using the Exchange Offer to participate in a distribution of the New Notes
(i) cannot rely on the position of the Staff enunciated in its interpretive letter with respect to Exxon Capital Holdings Corporation (available May 13,
1989) or similar letters and (ii) must comply with the registration and prospectus requirements of the Securities Act in connection with a secondary resale transaction.

         The undersigned represents that (i) the New Notes acquired pursuant to the Exchange Offer are being obtained in the ordinary course of such holder's business, (ii) such holder has no arrangements with any person to participate in the distribution of such New Notes, and (iii) such holder is not an "affiliate," as defined in Rule 405 under the Securities Act, of the Company or, if such holder is an affiliate, that such holder will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable.

         If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of New Notes. If the undersigned is a broker-dealer that will receive New Notes for its own account in exchange for Old Notes that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus in connection with any resale of such New Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

         All authority conferred or agreed to be conferred in this Letter and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. This tender may be withdrawn only in accordance with the procedures set forth in the instructions contained in this Letter.

         The undersigned understands that tenders of the Old Notes pursuant to any one of the procedures described under "The Exchange Offer--Procedures for Tendering Old Notes" in the Prospectus and in the instructions hereto will constitute a binding agreement between the undersigned and the Company in accordance with the terms and subject to the conditions of the Exchange Offer.

         The undersigned recognizes that, under certain circumstances set forth in the Prospectus under "The Exchange Offer--Certain Conditions to the Exchange Offer," the Company may not be required to accept for exchange any of the Old Notes tendered. Old Notes not accepted for exchange or withdrawn will be returned to the undersigned at the address set forth below unless otherwise indicated under "Special Delivery Instructions" below.

         Unless otherwise indicated herein in the box entitled "Special Issuance Instructions" below, please issue the New Notes (and, if applicable, substitute certificates representing Old Notes for any Old Notes not exchanged) in the name of the undersigned. Similarly, unless otherwise indicated under the box entitled "Special Delivery Instructions" below, please deliver the New Notes (and, if applicable, substitute certificates representing Old Notes for any Old

Notes not exchanged) to the undersigned at the address shown above in the box entitled "Description of Old Notes."

         THE BOOK-ENTRY TRANSFER FACILITY, AS THE HOLDER OF RECORD OF CERTAIN OLD NOTES, HAS GRANTED AUTHORITY TO BOOK-ENTRY TRANSFER FACILITY PARTICIPANTS WHOSE NAMES APPEAR ON A SECURITY POSITION LISTING WITH RESPECT TO SUCH OLD NOTES AS OF THE DATE OF TENDER OF SUCH OLD NOTES TO EXECUTE AND DELIVER THE LETTER OF TRANSMITTAL AS IF THEY WERE THE HOLDERS OF RECORD. ACCORDINGLY, FOR PURPOSES OF THIS LETTER OF TRANSMITTAL, THE TERM "HOLDER" SHALL BE DEEMED TO INCLUDE SUCH BOOK- ENTRY TRANSFER FACILITY PARTICIPANTS.

         THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED "DESCRIPTION OF OLD NOTES" ABOVE AND SIGNING THIS LETTER AND DELIVERING SUCH NOTES AND THIS LETTER TO THE EXCHANGE AGENT, WILL BE DEEMED TO HAVE TENDERED THE OLD NOTES AS SET FORTH IN SUCH BOX ABOVE.

         The undersigned acknowledges that he or she has received and reviewed the Prospectus, dated , 1996 (the "Prospectus"), of Norcal Waste Systems, Inc., a California corporation (the "Company"), and this Letter of Transmittal (the "Letter"), which together constitute the Company's offer (the "Exchange Offer") to exchange up to $175,000,000 aggregate principal amount of 12 1/2% Series B Senior Notes due 2005 (the "New Notes"), for a like principal amount of the Company's issued and outstanding 12 1/2% Series A Senior Notes due 2005 (collectively, the "Old Notes"). Capitalized terms used but not defined herein have the meanings ascribed to them in the Prospectus.

         The undersigned has completed the appropriate boxes above and below and signed this Letter to indicate the action the undersigned desires to take with respect to the Exchange Offer.

         This Letter is to be used either if certificates of Old Notes are to be forwarded herewith or if delivery of Old Notes is to be made by book-entry transfer to an account maintained by the Exchange Agent at The Depository Trust Company, pursuant to the procedures set forth in "The Exchange Offer--Procedures for Tendering Old Notes" in the Prospectus. Delivery of this Letter and any other required documents should be made to the Exchange Agent. Delivery of documents to a book-entry transfer facility does not constitute delivery to the Exchange Agent.

         Holders whose Old Notes are not immediately available or who cannot deliver their Old Notes and all other documents required hereby to the Exchange Agent on or prior to the Expiration Date must tender their Old Notes according to the guaranteed delivery procedure set forth in the Prospectus under the caption "The Exchange Offer--Procedures for Tendering Old Notes." See instruction 1.

[ ] CHECK HERE IF OLD NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO AN ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

Name of Tendering Institution ______________   [ ] The Depository Trust Company

Account Number _________________________________________________________________

Transaction Code Number ________________________________________________________

[ ] CHECK HERE IF OLD NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY AND COMPLETE THE FOLLOWING:

Name of Registered Holder(s) ___________________________________________________

Name of Eligible Institution that Guaranteed Delivery __________________________

Date of execution of Notice of Guaranteed Delivery _____________________________

[ ] CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY
        AMENDMENTS OR SUPPLEMENTS THERETO.

Name: __________________________________________________________________________

Address: _______________________________________________________________________

         If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of New Notes. If the undersigned is a broker-dealer that will receive New Notes for its own account in exchange for Old Notes that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus in connection with any resale of such New Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

               PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

         Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Company the aggregate principal amount of Old Notes indicated above. Subject to, and effective upon, the acceptance for exchange of the Old Notes tendered hereby, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to such Old Notes as are being tendered hereby.

         The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Old Notes tendered hereby and that the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim when the same are accepted by the Company. The undersigned will, upon request, execute and deliver any additional documents deemed by the Company or the Exchange Agent to be necessary or desirable to complete the sale, assignment and transfer of the Old Notes tendered hereby.

         The undersigned also acknowledges that this Exchange Offer is being made in reliance on the position of the staff of the Securities and Exchange Commission (the "Staff") as set forth in certain interpretive letters addressed to third parties in other transactions. The undersigned acknowledges that, based on these interpretations by the Staff, the New Notes issued in exchange for the Old Notes pursuant to the Exchange Offer may be offered for resale, resold and otherwise transferred by holders thereof (other than (i) any such holder that is an "affiliate" of the Company within the meaning of Rule 405 under the Securities Act of 1933, as amended (the "Securities Act") or (ii) any broker-dealer that purchases Notes from the Company to resell pursuant to Rule 144A under the Securities Act ("Rule 144A") or any other available exemption) without compliance with the registration and prospectus delivery requirements of the Securities Act, provided that such New Notes are acquired in the ordinary course of such holders' business and that such holders are not participating, and have no arrangement or understanding with any person to participate, in a distribution (within the meaning of the Securities Act) of such New Notes. The undersigned acknowledges that any holder of Old Notes using the Exchange Offer to participate in a distribution of the New Notes (i) cannot rely on the position of the Staff enunciated in its interpretive letter with respect to Exxon Capital Holdings Corporation (available May 13, 1989) or similar letters and (ii) must comply with the registration and prospectus requirements of the Securities Act in connection with a secondary resale transaction.

         The undersigned represents that (i) the New Notes acquired pursuant to the Exchange Offer are being obtained in the ordinary course of such holder's business, (ii) such holder has no arrangements with any person to participate in the distribution of such New Notes, and

(iii) such holder is not an "affiliate," as defined in Rule 405 under the Securities Act, of the Company or, if such holder is an affiliate, that such holder will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable.

         If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of New Notes. If the undersigned is a broker-dealer that will receive New Notes for its own account in exchange for Old Notes that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus in connection with any resale of such New Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

         All authority conferred or agreed to be conferred in this Letter and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. This tender may be withdrawn only in accordance with the procedures set forth in the instructions contained in this Letter.

         The undersigned understands that tenders of the Old Notes pursuant to any one of the procedures described under "The Exchange Offer--Procedures for Tendering Old Notes" in the Prospectus and in the instructions hereto will constitute a binding agreement between the undersigned and the Company in accordance with the terms and subject to the conditions of the Exchange Offer.

         The undersigned recognizes that, under certain circumstances set forth in the Prospectus under "The Exchange Offer--Certain Conditions to the Exchange Offer," the Company may not be required to accept for exchange any of the Old Notes tendered. Old Notes not accepted for exchange or withdrawn will be returned to the undersigned at the address set forth below unless otherwise indicated under "Special Delivery Instructions" below.

         Unless otherwise indicated herein in the box entitled "Special Issuance Instructions" below, please issue the New Notes (and, if applicable, substitute certificates representing Old Notes for any Old Notes not exchanged) in the name of the undersigned. Similarly, unless otherwise indicated under the box entitled "Special Delivery Instructions" below, please deliver the New Notes (and, if applicable, substitute certificates representing Old Notes for any Old Notes not exchanged) to the undersigned at the address shown above in the box entitled "Description of Old Notes."

         THE BOOK-ENTRY TRANSFER FACILITY, AS THE HOLDER OF RECORD OF CERTAIN OLD NOTES, HAS GRANTED AUTHORITY TO BOOK-ENTRY TRANSFER FACILITY PARTICIPANTS WHOSE NAMES APPEAR ON A SECURITY POSITION LISTING WITH RESPECT TO SUCH OLD NOTES AS OF THE DATE OF TENDER OF SUCH OLD NOTES TO EXECUTE AND DELIVER THE LETTER OF TRANSMITTAL AS IF THEY WERE THE HOLDERS OF RECORD. ACCORDINGLY, FOR PURPOSES OF THIS LETTER OF TRANSMITTAL, THE TERM "HOLDER" SHALL BE DEEMED TO INCLUDE SUCH BOOK- ENTRY TRANSFER FACILITY PARTICIPANTS.

         THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED "DESCRIPTION OF OLD NOTES" ABOVE AND SIGNING THIS LETTER AND DELIVERING SUCH NOTES AND THIS LETTER TO THE EXCHANGE AGENT, WILL BE DEEMED TO HAVE TENDERED THE OLD NOTES AS SET FORTH IN SUCH BOX ABOVE.

                                PLEASE SIGN HERE
                   (TO BE COMPLETED BY ALL TENDERING HOLDERS)
                   (Complete Accompanying Substitute Form W-9)

Dated: _________________________________________________________________________

X ______________________________________________________________________________

X ______________________________________________________________________________
Signature(s) of Owner(s)/or Authorized Signatory

Telephone Number _______________________________________________________________
                               (Include Area Code)

         If a holder is tendering any Old Notes, this Letter must be signed by the registered holder(s) as the name(s) appear(s) on the certificate(s) for the Old Notes or by any person(s) authorized to become registered holder(s) by endorsements and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, please set forth full title. See Instruction 3.

Name(s): _______________________________________________________________________

________________________________________________________________________________
                             (Please Type or Print)

Capacity: ______________________________________________________________________

Address: _______________________________________________________________________

________________________________________________________________________________
                               (Include Zip Code)

Taxpayer Identification Number: ________________________________________________

                               SIGNATURE GUARANTEE
                         (If required by Instruction 3)

Signature(s) Guaranteed by
an Eligible Institution: _______________________________________________________
                             (Authorized Signature)

________________________________________________________________________________
                          (Name - Please Type or Print)

________________________________________________________________________________
                                     (Title)

________________________________________________________________________________
                                 (Name of Firm)

Address of Firm: _______________________________________________________________

________________________________________________________________________________

Telephone: _____________________________________________________________________

Dated: _________________________________________________________________________

                          SPECIAL ISSUANCE INSTRUCTIONS
                           (See Instructions 3 and 4)

         To be completed ONLY if certificates for New Notes or unexchanged Old Notes are to be issued in the name of someone other than the person or persons whose signature(s) appear on this Letter above or if Old Notes delivered by book-entry transfer which are not accepted for exchange are to be returned by credit to an account maintained at the Book-Entry Transfer Facility other than the account indicated above.

Issue:  New Notes and/or Old Notes to:

Name(s): _______________________________________________________________________
                             (Please Type or Print)

________________________________________________________________________________
                             (Please Type or Print)

Address: _______________________________________________________________________

________________________________________________________________________________
                                                                      (Zip Code)

Taxpayer Identification No.: ___________________________________________________

                         (Complete Substitute Form W-9)
                 [ ] Credit unexchanged Old Notes delivered by
                      book-entry transfer to the Book-Entry
                      Transfer Facility account set below.

________________________________________________________________________________
                          (Book-Entry Transfer Facility
                         Account Number, if applicable)




                          SPECIAL DELIVERY INSTRUCTIONS
                           (See Instructions 3 and 4)

         To be completed ONLY if certificates for New Notes or unexchanged Old Notes are to be sent to someone other than the person or persons whose signature(s) appear(s) on this Letter above or to such person or persons at an address other than shown in the box entitled "Description of Old Notes" on this Letter above.

Mail:  New Notes and/or Old Notes to:

Name(s): _______________________________________________________________________
                             (Please Type or Print)

________________________________________________________________________________
                             (Please Type or Print)

Address: _______________________________________________________________________

________________________________________________________________________________
                                                                      (Zip Code)

Taxpayer Identification No.: ___________________________________________________


         IMPORTANT: UNLESS GUARANTEED DELIVERY PROCEDURES ARE COMPLIED WITH, THIS LETTER OR A FACSIMILE HEREOF (TOGETHER WITH THE CERTIFICATE(S) FOR OLD NOTES AND ALL OTHER REQUIRED DOCUMENTS) MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO THE EXPIRATION DATE.

                                  INSTRUCTIONS

         Forming Part of the Terms and Conditions of the Exchange Offer

1. Delivery of this Letter and Old Notes; Guaranteed Delivery Procedure.

   A properly completed and duly executed copy of this Letter of Transmittal, including substitute Form W-9,and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth herein or such Tendered Notes must be transferred pursuant to the procedures for book-entry transfer described in the Prospectus under the caption, "Exchange Offer--Procedures for Tendering Old Notes" (and a confirmation of such transfer received by the Exchange Agent), in each case prior to 5:00 p.m., New York City time, on the Expiration Date.

   The method of delivery of this Letter, the Old Notes and all other required documents is at the election and risk of the tendering holders, but the delivery will be deemed made only when actually received or confirmed by the Exchange Agent. If such delivery is by mail, it is recommended that registered mail properly insured, with return receipt requested, be used. In all cases, sufficient time should be allowed to permit timely delivery.

   If a holder desires to tender Old Notes and such holder's Old Notes are not immediately available or time will not permit such holder's Letter of Transmittal, Old Notes (or a confirmation of book-entry transfer of Old Notes into the Exchange Agent's account at the book-entry transfer facility) or other required documents to reach the Exchange Agent on or before the Expiration Date, such holder's tender may be effected if:

        (a) such tender is made by or through an Eligible Institution (as defined below);

        (b) on or prior to the Expiration Date, the Exchange Agent has received a facsimile transmission (receipt confirmed by telephone and an original delivered by guaranteed overnight courier) or letter substantially in the form of the Notice of Guaranteed Delivery (attached) from such Eligible Institution setting forth the name and address of the holder of such Old Notes, the name(s) in which such Old Notes are registered, and the principal amount of Old Notes tendered and stating that the tender is being made thereby and guaranteeing that, within three business days after the Expiration Date, a duly executed Letter of Transmittal, or facsimile thereof, together with the Old Notes (or a confirmation of book-entry transfer of such Old Notes into the Exchange Agent's account at the book-entry transfer facility), and any other documents required by this Letter and the instructions hereto, will be deposited by such Eligible Institution with the Exchange Agent; and

        (c) this Letter, or a facsimile hereof, and the Old Notes in proper form for transfer (or a confirmation of book-entry transfer of such Old Notes into the Exchange Agent's account at the book-entry transfer facility) and all other required documents are received by the Exchange Agent within three business days after the Expiration Date.

See "The Exchange Offer--Procedures for Tendering Old Notes" in the Prospectus.

2. Withdrawals.

   Any holder who has tendered Old Notes may withdraw the tender by delivering written notice of withdrawal (which may be sent by facsimile (receipt confirmed by telephone and an original delivered by guaranteed overnight courier)) to the Exchange Agent prior to the Expiration Date. For a withdrawal to be effective, a written notice of withdrawal must be received by the Exchange Agent at its address set forth herein. Any such notice of withdrawal must (i) specify the name of the person having tendered the Old Notes to be withdrawn (the "Depositor"), (ii) identify the Old Notes to be withdrawn (including the certificate number or numbers and principal amount of such Old Notes), (iii) be signed by the holder in the same manner as the original signature on the Letter by which such Old Notes were tendered or as otherwise set forth in Instruction 3 below (including any required signature guarantees), or be accompanied by documents of transfer sufficient to have the Trustee (as defined in the Prospectus) register the transfer of such Old Notes pursuant to the terms of the Indenture into the name of the person withdrawing the tender and (iv) specify the name in which any such Old Notes are to be registered, if different from that of the Depositor. If Old Notes have been tendered pursuant to the procedure for book-entry transfer, any notice of withdrawal must specify the name and number of the account at the book-entry transfer facility to be credited with the withdrawn Old Notes or otherwise comply with the book-entry transfer facility's procedures. See "The Exchange Offer--Withdrawal Rights" in the Prospectus.

3. Signatures on this Letter; Bond Powers and Endorsements; Guarantee of Signatures.

   If this Letter is signed by the registered holder of the Old Notes tendered hereby, the signature must correspond exactly with the name as written on the face of the certificates without any change whatsoever.

        If any tendered Old Notes are owned of record by two or more joint owners, all such owners must sign this Letter.

   If any tendered Old Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter as there are different registrations of certificates.

   The signatures on this Letter or a notice of withdrawal, as the case may be, must be guaranteed unless the Old Notes surrendered for exchange pursuant thereto are tendered (i) by a registered holder of the Old Notes who has not completed the box entitled "Special Issuance Instructions" or "Special Delivery Instructions" in this Letter or (ii) for the account of an Eligible Institution. In the event that the signatures in this Letter or a notice of withdrawal, as the case may be, are required to be guaranteed, such guarantees must be by a firm which is a member of a recognized Medallion Program approved by the Securities Transfer Association Inc. or a registered national securities exchange or the National Association of Securities Dealers, Inc. or by a clearing agency, an insured credit union, a savings association, a commercial bank or trust company having an office or a correspondent in the United States, or any other member of a signature guarantee program within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (each, an "Eligible Institution"). If Old Notes are registered in the name of a person other than the signer of this Letter, the Old Notes surrendered for exchange must be endorsed by, or be accompanied by a written instrument or instruments of transfer or exchange, in satisfactory form as determined by the Company in its sole discretion, duly executed by the registered holder with the signature thereon guaranteed by an Eligible Institution.

4. Special Issuance and Delivery Instructions.

   Tendering holders of Old Notes should indicate in the applicable box the name and address to which New Notes issued pursuant to the Exchange Offer are to be issued or sent, if different from the name or address of the person signing this Letter. In the case of issuance in a different name, the employer identification or social security number of the person named must also be indicated. If no such instructions are given, any New Notes will be issued in the name of, and delivered to, the address of the person signing this Letter and any Old Notes not accepted for exchange will be returned to the address of the person signing this Letter.

5. Backup Federal Income Tax Withholding and Substitute Form W-9.

   Under the federal income tax laws, payments that may be made by the Company on account of New Notes issued pursuant to the Exchange Offer may be subject to backup withholding at the rate of 31%. In order to avoid such backup withholding, each tendering holder should complete and sign the Substitute Form W-9 included in this Letter and either (a) provide the correct taxpayer identification number ("TIN") and certify, under penalties of perjury, that the TIN provided is correct and that (i) the holder has not been notified by the Internal Revenue Service (the "IRS") that the holder is subject to backup withholding as a result of failure to report all interest or dividends or (ii) the IRS has notified the holder that the holder is no longer subject to backup withholding; or (b) provide an adequate basis for exemption. If the tendering holder has not been issued a TIN and has applied for one, or intends to apply for one in the near future, such holder should write "Applied For" in the space provided for the TIN in Part 1 of the Substitute From W-9, sign and date the Substitute Form W-9 and sign the Certificate of Payee Awaiting Taxpayer Identification Number. If "Applied For" is written in Part 1, the Company (or the Paying Agent under the Indenture governing the New Notes) shall retain 31% of payments made to the tendering holder during the sixty (60) day period following the date of the Substitute Form W-9. If the holder furnishes the Exchange Agent or the Company with his or her TIN within sixty (60) days after the date of the Substitute Form W-9, the Company (or the Paying Agent) shall remit such amounts retained during the sixty (60) day period to the holder and no further amounts shall be retained or withheld from payments made to the holder thereafter. If, however, the holder has not provided the Exchange Agent or the Company with his or her TIN within such sixty (60) day period, the Company (or the Paying Agent) shall remit such previously retained amounts to the IRS as backup withholding. In general, if a holder is an individual, the taxpayer identification number is the Social Security number of such individual. If the Exchange Agent or the Company is not provided with the correct taxpayer identification number, the holder may be subject to a $50 penalty imposed by the IRS. Certain holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, such holder must submit a statement (generally, IRS Form W-8), signed under penalties of perjury, attesting to that individual's exempt status. Such statements can be obtained from the Exchange Agent. For further information concerning backup withholding and instructions for completing the Substitute Form W-9 (including how to obtain a taxpayer identification number if you do not have one and how to complete the Substitute Form W-9 if Old Notes are registered in more than one name), consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.

   Failure to complete the Substitute Form W-9 will not, by itself, cause Old Notes to be deemed invalidly tendered, buy may require the Company (or the Paying Agent) to withhold 31% of the amount of any payments made on account of the New Notes. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained.

6. Transfer Taxes.

   The Company will pay all transfer taxes, if any, applicable to the transfer of Old Notes to it or its order pursuant to the Exchange Offer. If, however, New Notes and/or substitute Old Notes not exchanged are to be delivered to, or are to be registered or issued in the name of, any person other than the registered holder of the Old Notes tendered hereby, or if tendered Old Notes are registered in the name of any person other than the person signing this Letter, or if a transfer tax is imposed for any reason other than the transfer of Old Notes to the Company or its order pursuant to the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering holder.

   Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the Old Notes specified in this Letter.

7. Waiver of Conditions.

   The Company reserves the absolute right to waive satisfaction of any or all conditions enumerated in the Prospectus.

8. No Conditional Tenders.

   No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders of Old Notes, by execution of this Letter, shall waive any right to receive notice of the acceptance of their Old Notes for exchange.

   Neither the Company nor any other person is obligated to give notice of defects or irregularities in any tender, nor shall any of them incur any liability for failure to give any such notice.

9. Inadequate Space.

   If the space provided herein is inadequate, the aggregate principal amount of Old Notes being tendered and the certificate number or numbers (if applicable) should be listed on a separate schedule attached hereto and separately signed by all parties required to sign this Letter.

10. Mutilated, Lost, Stolen or Destroyed Old Notes.

    If any certificate has been lost, mutilated, destroyed or stolen, the holder should promptly notify IBJ Schroder Bank & Trust Company, as Trustee, at One State Street, New York, New York 10004, telephone (212) 858-2103. The holder will then be instructed as to the steps that must be taken to replace the certificate(s). This Letter of Transmittal and related documents cannot be processed until the Old Notes have been replaced.

11. Requests for Assistance or Additional Copies.

    Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus and this Letter may be directed to the Exchange Agent at the address and telephone number indicated above.

                    TO BE COMPLETED BY ALL TENDERING HOLDERS
                               (See Instruction 5)

                    PAYOR'S NAME: NORCAL WASTE SYSTEMS, INC.

SUBSTITUTE                             Part I--Taxpayer
                                       Identification Number                  _______________________
Form W-9                                                                      Social Security Number
Department of the Treasury             Enter your taxpayer
Internal Revenue Service               identification number in the
                                       appropriate box.  For most
                                       individuals, this is your                       OR
                                       social security number.  If
                                       you do not have a number,
                                       see how to obtain a "TIN" in           _______________________
                                       the enclosed Guidelines.               Employer Identification
                                                                              Number
                                       Note:  If the account is in
                                       more than one name, see
                                       the chart on page 2 of the
                                       enclosed Guidelines to
                                       determine what number to
                                       give.
                                     ______________________________________________________________________________
                                       Part II--For Payees Exempt From Backup Withholding (see
                                       enclosed Guidelines): ________________________________________
                                     ______________________________________________________________________________
Payor's Request for                    Part III--Certification.  UNDER THE PENALTIES OF
Taxpayer Identification                PERJURY, I CERTIFY THAT:
Number (TIN) and                       (1)     the number shown on this form is my correct
Certification                                  Taxpayer Identification Number (or I am waiting for a
                                               number to be issued to me), and
                                       (2)     I am not subject to backup withholding either
                                               because I have not been notified
                                               by the Internal Revenue Service
                                               (the "IRS") that I am subject to
                                               backup withholding as a result of
                                               a failure to report all interest
                                               or dividends or the IRS has
                                               notified me that I am no longer
                                               subject to backup withholding.

                                       SIGNATURE____________________________ DATE____________________________

___________________________________________________________________________________________________________________
Certification Guidelines--You must cross out item (2) of the above certification if you have been notified by the IRS that you are subject to backup withholding because of underreporting of interest or dividends on your tax return.  However, if after being notified by the IRS that you were subject to backup withholding, you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2).

         CERTIFICATION OF PAYEE AWAITING TAXPAYER IDENTIFICATION NUMBER

         I certify, under penalties of perjury, that a Taxpayer Identification Number has not been issued to me, and that I mailed or delivered an application to receive a Taxpayer Identification Number to the appropriate Internal Revenue Service Center or Social Security Administration Office (or I intend to mail or deliver an application in the near future). I understand that if I do not provide a Taxpayer Identification Number to the payor, 31 percent of all payments made to me on account of the New Notes shall be retained until I provide a Taxpayer Identification Number to the payor and that, if I do not provide my Taxpayer Identification Number within sixty (60) days, such retained amounts shall be remitted to the Internal Revenue Service as backup withholding and 31 percent of all reportable payments made to me thereafter will be withheld and remitted to the Internal Revenue Service until I provide a Taxpayer Identification Number.

         SIGNATURE___________________________________    DATE _________________

         NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU ON ACCOUNT OF THE NEW NOTES. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

                    INSTRUCTIONS TO REGISTERED HOLDER AND/OR
         BOOK-ENTRY TRANSFER FACILITY PARTICIPANT FROM BENEFICIAL OWNER
                                       OF

                     12 1/2% Series A Senior Notes due 2005

         To Registered Holder and/or Participant of the Book-Entry Transfer
Facility:

         The undersigned hereby acknowledge receipt of the prospectus (the "Prospectus") of Norcal Waste Systems, Inc., a California corporation (the "Company"), and the accompanying Letter of Transmittal (the "Letter of Transmittal"), that together constitute the Company's offer (the "Exchange Offer"). Capitalized terms used but not defined herein have the meanings ascribed to them in the Prospectus.

         This will instruct you, the registered holder and/or book-entry transfer facility participant, as to action to be taken by you relating to the Exchange Offer with respect to the 12 1/2% Series A Senior Notes due 2005 (the "Old Notes") held by you for the account of the undersigned.

         The aggregate fact amount of the Old Notes held by you for the account of the undersigned is (FILL IN AMOUNT):

         $          of the 12 1/2% Series A Senior Notes due 2005

         With respect to the Exchange Offer, the undersigned hereby instructs you (CHECK APPROPRIATE BOX):

         [ ]     TO TENDER the following Old Notes held by you for the account of the undersigned (INSERT PRINCIPAL AMOUNT OF OLD NOTES TO BE TENDERED, IF
ANY):  $

         [ ]     NOT TO TENDER any Old Notes held by you for the account of the undersigned.

         If the undersigned instructs you to tender the Old Notes held by you for the account of the undersigned, it is understood that you are authorized
(a) to make, on behalf of the undersigned (and the undersigned, by its signature below, hereby makes to you), the representation and warranties contained in the Letter of Transmittal that are to be made with respect to the undersigned as a beneficial owner, including but not limited to the representation that (i) the undersigned's principal residence is in the state of (fill in state) __________________, (ii) the New Notes acquired pursuant to the Exchange Offer are being obtained in the ordinary course of such holder's business, (iii) such holder has no arrangements with any person to participate in the distribution of such New Notes, (iv) such holder is not an "affiliate," as defined in Rule 405 under the Securities Act, of the Company or a broker-dealer which has purchased Notes from the Company to resell pursuant to Rule 144A under the Securities Act or any other available exemption (or, if such holder is such a broker-dealer or an affiliate, that such holder will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable), and (v) the undersigned acknowledges that any holder of Old Notes using the Exchange Offer to participate in a distribution of the New Notes (i) cannot rely on the position of the Staff enunciated in its interpretive letter with respect to Exxon Capital Holdings Corporation (available May 13, 1989) or similar letters and (ii) must comply with the registration and prospectus requirements of the Securities Act in connection with a secondary resale transaction; (b) to agree, on behalf of the undersigned, as set forth in the Letter of Transmittal; and (c) to take such other action as necessary under the Prospectus or the Letter of Transmittal to effect the valid tender of such Notes.

===============================================================================

                                   SIGN HERE

Name of beneficial owner(s):____________________________________________________

Signature(s):___________________________________________________________________

Name (please print):___________________________________________________________

Address:_______________________________________________________________________

        _______________________________________________________________________

        _______________________________________________________________________

Telephone number:______________________________________________________________

Taxpayer Identification of Social Security Number:_____________________________

Date:__________________________________________________________________________

===============================================================================